                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                       AMENDMENT NO. 2 TO CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) June 28, 1996
                                                         -------------


                           Astea International Inc.
                           ------------------------
            (Exact name of registrant as specified in its charter)


                  Commission File Number             0-26330
                                                    --------


        Delaware                                                 23-2119058
        --------                                                 ----------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                             Identification No.)

         455 Business Center Drive, Horsham, PA                       19044
         ------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code   (215) 682-2500
                                                           --------------

                   ASTEA INTERNATIONAL INC. AND SUBSIDIARIES

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             BASIS OF PRESENTATION
                                  (Unaudited)

Item 7 of the Current Report on Form 8-K dated June 28, 1996, of Astea International Inc. (the "Company") is hereby amended and restated in its entirety to read as follows:

                                                                                                 Page
                                                                                                 ----
  Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Consolidated Financial Statements of Business Acquired.

                  E.L.G. DATA AB (1)
                  -----------------
                  Independent Auditors' Reports                                                   9

                  Consolidated Statements of Income for the years ended December 31,
                  1995 and 1994 and the six months ended June 30, 1996 and 1995
                  (unaudited)                                                                    11

                  Consolidated Balance Sheets as of December 31, 1995, December 31,
                  1994 and June 30, 1996 (unaudited)                                             12

                  Consolidated Statement of Stockholders' Equity for the years ended
                  December 31, 1995 and 1994 and the six months ended June 30,
                  1996 (unaudited)                                                               13

                  Consolidated Statement of Cash Flows for the years ended December 31,
                  1995 and 1994 and the six months ended June 30, 1996 and 1995
                  (unaudited)                                                                    14

                  Notes to Consolidated Financial Statements                                     15

            (b)   Pro Forma Financial Information.

                  Astea International Inc.
                  ------------------------

                  Pro Forma Consolidated Statements of Income for the years ended
                  December 31, 1995 and the six months ended June 30, 1996                        5

                  Notes to Pro Forma Consolidated Financial Statements.                           7

            (c)   Exhibits.

                  7.01.(2) Share Purchase Agreement dated as of June 20, 1996, among Astea International Inc., Per Edstrom, Orjan Grinndal and Henrik Lindberg.

                  7.02.(2) Escrow Agreement, dated as of June 28, 1996 among
                           Astea International Inc., Abalon AB, Midlantic Bank, N.A., Per Edstrom, Orjan Grinndal and Henrik Lindberg, and Per Edstrom, as representative.

                  7.03.(2) Registration Rights Agreement, dated as of June 28,
                           1996, among Astea International Inc., Per Edstrom, Orjan Grinndal and Henrik Lindberg.

                  (1) On June 28, 1996, the Company purchased Bebalon AB ("Bebalon"), the sole shareholder of E.L.G. Data AB ("E.L.G. Data") which is the sole shareholder of Abalon AB (collectively referred to as "Abalon"). Immediately prior to the Company's acquisition of Abalon, Bebalon purchased all the outstanding shares in E.L.G. Data, which it did not already own, from Per Edstrom, Orjan Grinndal and Henrik Lindberg, the shareholders of Bebalon. Historically, Bebalon and E.L.G. Data have operated as holding companies, and therefore have had no significant operating income or expense. Historical consolidated financial statements of E.L.G. Data, are, therefore, included, in this Form 8K/A.

                  (2) Incorporated herein by reference to the exhibits to the Company's report on Form 8-K dated June 28, 1996, filed on July 12, 1996.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Astea International Inc.

Date: December 16, 1996               By: /s/ Leonard W. von Vital
                                          ------------------------
                                          Leonard W. von Vital
                                          Vice President and Chief Financial
                                          Officer
                                          (Principal Accounting Officer)

                     ASTEA INTERNATIONAL AND SUBSIDIARIES


                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                             BASIS OF PRESENTATION
                                  (Unaudited)



     The accompanying Pro Forma Consolidated Statements of Income for the year ended December 31, 1995 and for the six months ended June 30, 1996, give effect to the acquisition of Bebalon AB ("Bebalon") and its subsidiaries by Astea International Inc. ("Astea" or the "Company"), as if this transaction had occurred as of January 1, 1995. A Pro Forma Consolidated Balance Sheet as of June 30, 1996 has been excluded since the purchase accounting for this transaction has been reflected in the Company's June 30, 1996 balance sheet included in the Company's June 30, 1996 Form 10-Q filing. On June 28, 1996, the Company purchased Bebalon AB ("Bebalon"), the sole shareholder of E.L.G. Data AB ("E.L.G. Data") which is the sole shareholder of Abalon AB (collectively referred to as "Abalon"). This acquisition is to be accounted for as a purchase transaction by Astea.

     The Company's Pro Forma Consolidated Statements of Income have been prepared by management and should be read in conjunction with the historical financial statements of Astea and Abalon, included in this Form 8-K/A. The Historical Consolidated Statements of Income of Astea, included herein, were previously restated for the February 27, 1996 merger with Bendata, Inc., which has been accounted for as a pooling of interests. See the Company's previously filed Form 8-K, dated May 2, 1996. The Pro Forma Consolidated Statements of Income are based on certain assumptions and preliminary estimates which are subject to change. These statements do not purport to be indicative of the financial position or results of operations that might have occurred, nor are they indicative of future results.

                     ASTEA INTERNATIONAL AND SUBSIDIARIES
                     ------------------------------------
                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  -------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                     ------------------------------------
                                  (Unaudited)




                                                Historical                       Pro Forma
                                        ==========================   ================================
                                            Astea         Abalon      Adjustments          Combined
                                        -------------  ------------  -------------       -------------
Revenues:
     Software license fees              $  29,904,000  $  2,221,000                      $  32,125,000
     Services and maintenance              24,062,000     3,715,000                         27,777,000
                                           ==========     =========                      =============
          Total revenues                   53,966,000     5,936,000                         59,902,000
                                        -------------     ---------                       ------------
Costs and expenses:
   Cost of software license fees            3,880,000       528,000  $     298,000  (A)      4,706,000
   Cost of services and maintenance        16,198,000     2,699,000                         18,897,000
   Product development                      4,178,000       579,000                          4,757,000
   Sales and marketing                     14,902,000     1,071,000                         15,973,000
   General and administrative               6,357,000       571,000         60,000  (B)      6,988,000
                                        =============       =======  -------------       -------------
          Total costs and expenses         45,515,000     5,448,000        358,000          51,321,000
                                        -------------     ---------  -------------       -------------
Operating income (loss)                     8,451,000       488,000       (358,000)          8,581,000
Interest income                               740,000         3,000       (301,000) (C)        442,000
Interest expense                             (561,000)      (46,000)      (421,000) (C)     (1,028,000)
                                        =============       =======      ---------        ------------
Income (loss) before income taxes           8,630,000       445,000     (1,080,000)          7,995,000

Income tax (benefit) provision              1,883,000       137,000       (246,000) (C)
                                                    -             -      1,569,000  (D)      3,343,000
                                        =============  ------------  -------------           ---------
Net income (loss)                       $   6,747,000  $    308,000  $  (2,403,000)      $   4,652,000
                                        =============  ============  =============       -------------
Net income per share                    $         .59                                    $         .40
                                        =============                                    =============
Weighted average shares outstanding        11,484,000                      233,000          11,717,000
                                        =============                 ============       =============

     See accompanying notes to pro forma consolidated statements of income.

                     ASTEA INTERNATIONAL AND SUBSIDIARIES
                     ------------------------------------
                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  -------------------------------------------
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                    --------------------------------------
                                  (Unaudited)




                                                   Historical                      Pro Forma
                                          ===========================   ===============================
                                              Astea          Abalon     Adjustments          Combined
                                          --------------  ------------  ------------       -------------
Revenues:
     Software license fees                $   11,369,000  $  1,283,000                     $  12,652,000
     Services and maintenance                 15,009,000     2,184,000                        17,193,000
                                          ==============     ---------                        ----------
     Total revenues                           26,378,000     3,467,000                        29,845,000
                                          --------------     ---------                        ----------
Costs and expenses:
     Cost of software license fees             1,630,000       221,000       149,000  (A)      2,000,000
     Cost of services and maintenance          9,809,000     1,612,000                        11,421,000
     Product development                       3,821,000       649,000                         4,470,000
     Sales and marketing                      10,033,000       953,000                        10,986,000
     General and administrative                5,344,000       403,000        30,000  (B)      5,777,000
     Expenses related to pooling transaction   3,416,000                                       3,416,000
     Charge for purchased research and
         development                          13,810,000    ----------    ----------          13,810,000
                                          ==============  ------------  ------------       -------------
       Total costs and expenses               47,863,000     3,838,000       179,000          51,880,000
                                          --------------     ---------       -------          ----------
Operating loss                               (21,485,000)     (371,000)     (179,000)        (22,035,000)
Interest income                                  727,000         5,000      (268,000) (C)        464,000
Interest expense                                (218,000)      (31,000)            -            (249,000)
                                          ==============       -------      --------            --------
Operating loss before income taxes           (20,976,000)     (397,000)     (447,000)        (21,820,000)

Income tax (benefit) provision                (1,769,000)     (111,000)      (91,000) (C)
                                                       -             -        95,000  (D)     (1,876,000)
                                          --------------          ----        ------  --      ----------
Net loss                                  $  (19,207,000) $   (286,000)  $  (451,000)      $ (19,944,000)
                                          ==============  ============   ===========       =============
Net loss per share                        $        (1.52)                                  $       (1.55)
                                          ==============                                   =============
Weighted average shares outstanding           12,644,000                      233,000         12,877,000
                                          ==============                 ============      =============

     See accompanying notes to pro forma consolidated statements of income.

                      ASTEA INTERNATIONAL AND SUBSIDIARIES
                      ------------------------------------


              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
              ----------------------------------------------------

                                  (Unaudited)
                                  -----------



1.  HISTORICAL:
    -----------

The historical balances represent the financial position and results of operations for Astea and Abalon and were derived from their respective financial statements for the periods indicated.

On February 27, 1996, the Company completed a merger with Bendata, Inc. ("Bendata"). The Company exchanged 1,500,000 shares of its common stock for all of Bendata's outstanding capital stock in a merger to be accounted for as a pooling of interests. The Historical Statements of Income of Astea have been restated to include Bendata. Bendata is an international provider of client/server software for the internal help desk market.

2. ABALON ACQUISITION:
   -------------------

On June 28, 1996, the Company completed an acquisition of Abalon. The Company exchanged cash of $8,550,000 and 233,236 shares of its common stock for all of Abalon's outstanding capital stock in an acquisition to be accounted for as a purchase transaction. The purchased balance sheet of Abalon is reflected in the Company's June 30, 1996 Consolidated Balance Sheet included in the previously filed June 30, 1996 Form 10-Q. Abalon is a Swedish company which develops and markets sales force automation products for the customer interaction software market.

In connection with the Abalon acquisition, the Company recorded a one time charge of $13,810,000 related to the fair value of in-process research and development.

3. PRO FORMA CONSOLIDATED STATEMENT OF INCOME:
   -------------------------------------------

The following pro forma adjustments to the Pro Forma Consolidated Statements of Income are reflected as if the acquisition had occurred as of January 1, 1995.

(A) To record amortization of capitalized software

The Pro Forma Statements of Income for twelve and six month periods ended December 31, 1995 and June 30, 1996 respectively reflect the amount of amortization related to the capitalized software which would have been recorded as a result of the acquisition.

(B) To record amortization of goodwill

The Pro Forma Statements of Income for the twelve and six month periods ended December 31, 1995 and June 30, 1996 respectively reflect the amount of amortization related to the goodwill which would have been recorded as a result of the acquisition.

(C) To record interest income and interest expense

The Pro Forma Statements of Income for the twelve and six month periods ended December 31, 1995 and June 30, 1996 respectively reflect the amount of interest income reduction and interest expense incurred based on the aggregate net cash used and borrowed to acquire Abalon ($9,750,000 including $1,200,000 of deal costs) at rates of 5 to 8 percent and the related income tax benefit.

(D) To record income tax provision/benefit

On July 26, 1995, Astea terminated its status as an S corporation and, as a result, is now subject to federal and additional state income taxes. Accordingly, the Pro Forma Consolidated Statement of Income for the year ended December 31, 1995 reflects the amount of income taxes that would have been recorded if Astea had been a C corporation, based on the tax laws in effect during the respective periods.

In connection with the merger, Bendata, Inc. terminated its status as an S corporation and Bendata UK terminated its partnership status and were subject to federal and state income taxes, thereafter. Accordingly, the Pro Forma Consolidated Statement of Income for the year ended December 31, 1995 and for the six months ended June 30, 1996 reflect the amount of income taxes that would have been recorded if Bendata had been a C corporation, based on the tax laws in effect during the respective periods.

4. PRO FORMA NET INCOME (LOSS) PER SHARE
   -------------------------------------

Pro forma net income per share was calculated by dividing pro forma net income by the weighted average number of shares of common stock outstanding for the respective periods, adjusted for the dilutive effect of common stock equivalents, which consist of stock options, using the treasury stock method, plus 233,000 shares of Astea common stock issued in conjunction with the Abalon acquisition.

Ernst & Young

E.L.G. DATA AB
Org nr 556327-4066



AUDIT REPORT

I have examined the annual report, the consolidated financial statements, the accounting records and the administration by the Board of Directors and the Managing Director for the fiscal year 1994. The examination was made in accordance with generally accepted auditing standards of Sweden.

Parent company

The annual report has been prepared in accordance with the Swedish Companies
Act.

I recommend

that  the income statement and the balance sheet be adopted,

that the unappropriated earnings be dealt with in accordance with the proposal in the administration report and that the members of the Board of Directors and the Managing Director be discharged from liability for the fiscal year.

Group

The consolidated financial statements have been prepared in accordance with the Swedish Companies Act.

I recommend

that the consolidated income statement and the consolidated balance sheet be adopted.



                                       Ernst & Young

Date:  May 24, 1995                    By: /s/ Tom Bjorklund
                                           -----------------
                                           Tom Bjorklund
                                           Certified Public Accountant

Price Waterhouse


                                  AUDIT REPORT

                                      FOR

                                  ELG DATA AB


I have examined the annual report, the consolidated accounts, the accounting records and the administration by the Board of Directors for the financial year 1995. The examination was carried out in accordance with generally accepted auditing standards of Sweden.

PARENT COMPANY

The annual report has been prepared in accordance with the Swedish Companies
Act.

I recommend

that  the income statement and the balance sheet be adopted

that the unappropriated earnings be dealt with in accordance with the proposal in the administration report and that the members of the Board of Directors be discharged from liability for the financial year.

THE GROUP

The consolidated accounts have been prepared in accordance with the Swedish Companies Act.

I recommend

that the members of the Board of Directors be discharged from liability for the financial year.


                                       Price Waterhouse

Date:  June 20, 1996                   By: /s/ Christer Nirland
                                           --------------------
                                           Christer Nirland
                                           Authorized Public Accountant

                                E.L.G.  DATA AB
                       Consolidated Statements of Income
                                (in thousands)

                                         Six months ended                  Year ended December 31,
                                    June 30,1996 June 30, 1995                       1995              1994
                                    ---------------------------    -----------------------------------------
                                             (unaudited)

Revenues:
Software licence fees               $    1,283   $     847               $        2,221   $         1,283
Services and maintenance                 2,184       1,922                        3,715             2,481
                                    ------------------------       ----------------------------------------
Total revenues                           3,467       2,769                        5,936             3,764
                                    ========================       ========================================

Costs and expenses:
Cost of software license fees              221         223                          528               401
Cost of services and maintenance         1,612       1,179                        2,699             1,562
Product development                        649         282                          579               379
Sales and marketing                        953         467                        1,071               701
General & administration                   403         277                          571               475
                                    ------------------------       ----------------------------------------
Total Costs and expenses                 3,838       2,428                        5,448             3,518
                                    ========================       ========================================

Operating income/(loss)                   (371)        341                          488               246

Interest income                              5           0                            3                 5

Interest expense                           (31)        (17)                         (46)              (36)
                                    ------------------------       ----------------------------------------
Income/(loss) before income taxes         (397)        324                          445               215

Provision for income taxes                (111)          0                          137                65
                                     -----------------------       ----------------------------------------
Net Income/(loss)                    $    (286)  $     324               $          308   $           150
                                     =======================       ========================================

                                E.L.G. DATA AB
                          Consolidated Balance Sheets
                                (in thousands)

                                       Six months ended
                                        June 30, 1996      December 31,
                                       ----------------  -----------------
                                        (unaudited)       1995       1994

Assets
Current Assets:
Cash and equivalents                     $        2    $    16  $    170
Receivables, net reserves of 23, 46
 and 46                                       1,251      1,844     1,107
Prepaid expenses and other                      412        180        46
                                          ---------  -------------------
Total current assets                          1,665      2,040     1,323

Property and equipment, net                     607        611       366
Goodwill, net                                     0          0         0
                                          ---------- -------------------
Total assets                                  2,272      2,651     1,689
                                          ========== ===================
Liabilities and Stockholders' Equity
Current Liabilities:
Line of credit                                  686        394       279
Current portion of long-term debt                 0          0       101
Accounts payable and accrued expenses         1,087      1,228       740
Deferred revenues                               128        359       302
                                          ---------  -------------------
Total current liabilities                     1,901      1,981     1,422

Deferred income taxes                            87         87        38


Commitments and contingencies

Stockholders' equity:
Preferred stock                                   0          0         0
Common stock                                      7          7         7
Additional paid-in capital                        0          0         0
Cumulative translation adjustment                40         53         7
Retained earnings                               237        523       215
                                          ---------  -------------------
Total stockholders' equity                      284        583       229
                                          ---------  -------------------
Total liabilities and stockholders'
 equity                                   $   2,272    $ 2,651  $  1,689
                                          =========  ===================


                                E.L.G. DATA AB
                Consolidated Statements of Stockholders' Equity
                                (in thousands)

                                              Restricted    Unrestricted    Cumulative
                                    Common     Retained       Retained     Translation
                                     stock     Earnings       Earnings      Adjustment    Total
Balance, January 1, 1994            $    7    $       50    $         15   $         0    $  72

Movement between restricted
and unrestricted reserves                            (29)             29                      0
Net income                                                           150                    150
Cumulative translation adjustment                                                    7        7
                                   -------------------------------------------------------------
Balance, December 31, 1994               7            21             194             7      229
                                   =============================================================

Movement between restricted
and unrestricted reserves                            114            (114)                     0
Net income                                                           308                    308
Cumulative translation adjustment                                                   46       46
                                   -------------------------------------------------------------
Balance, December 31, 1995               7           135             388            53      583
                                   =============================================================


Net loss                                                            (286)                  (286)
Cumulative translation adjustment                                                  (13)     (13)
                                   -------------------------------------------------------------
Balance, June 30, 1996 (unaudited)  $    7    $      134    $        102   $        40    $ 284
                                   =============================================================





                                E.L.G. DATA AB
                     Consolidated Statements of Cash Flows
                                (in thousands)
                                                                    Six months ended          Year ended December 31,
                                                             June 30, 1996  June 30, 1995         1995      1994
                                                           --------------------------------   -----------------------
                                                                  (unaudited)
Cash flows from operating activities:

Net income/(loss)                                            $        (286)    $      324         $  308   $    150
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation                                                           154             94            175       126
Changes in operating assets and liabilities:
Receivables, net                                                       594           (105)          (737)      (20)
Prepaid expenses and other                                            (232)           (86)          (134)       14
Accounts payable and accrued expenses                                 (141)           (36)           488       104
Deferred income taxes                                                    -              1             47        (3)
Deferred revenues                                                     (231)          (133)            57       (91)
                                                           --------------------------------   -----------------------
Net cash provided by/(used in) operating activities                   (142)            59            204       280
                                                           ================================   =======================

Cash flows from investing activities:

Purchase of property and equipment                                    (150)          (222)          (374)     (216)
Proceeds from sale of property and equipment                             0                             7         0
                                                           --------------------------------   -----------------------
Net cash used in investing activities                                 (150)          (222)          (367)     (216)
                                                           ================================   =======================

Cash flows from financing activities:

Net borrowings (repayments) on line of credit                         293            105             115       248
Repayments of long-term debt                                            0           (101)           (101)     (175)
                                                           --------------------------------   -----------------------
Net cash provided by (used in) financing activities                   293              4              14        73
                                                           --------------------------------   -----------------------
Translation adjustment                                                (15)             6              (5)        5
                                                           --------------------------------   -----------------------
Net increase (decrease) in cash and cash equivalents                  (14)          (153)           (154)      142
Cash and cash equivalents balance, beginning of period                 16            170             170        28
                                                           --------------------------------   -----------------------
Cash and cash equivalents balance, end of period             $          2      $      17          $   16   $   170
                                                           ================================   =======================

                                E.L.G. DATA AB
                   NOTES TO CONSOLIDATD FINANCIAL STATEMENTS

1.   Summary of Significant Accounting Policies


Principles of Consolidation

The consolidated financial statements of E.L.G. Data AB (the "Company") include the accounts of E.L.G. Data AB and its wholly owned subsidiaries and branches. The financial statements reflect the elimination of all significant intercompany accounts and transactions.

The financial information consolidates the results, assets and liabilities of E.L.G. Data AB and its subsidiary undertakings made up to 31 December each year and 30 June 1996. The consolidated profit and loss accounts include the results of business purchased from the effective date of acquisition and exclude the results of discontinued operations and business sold from the effective date of disposal.

The preparation of financial statements have been made in conformity with Swedish GAAP and the Swedish Companies Act of 1975 (Aktiebolagslagen), Swedish Accounting Act of 1976 (Bokforingslagen) and the recommendations and standards issued by the Swedish Financial Accounting Standards council (Redovisningsradet). There are no material variations in the accounting principles, practices and methods used in preparing the financial statements from the principles, practices and methods generally accepted in the United States, except for the effect SFAS 86 "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed" which has not been determined.

Revenue Recognition

Service revenues, which include consulting, implementation and training, are recognized as the services are performed. Maintenance revenues are recognized ratably over the terms of the maintenance agreements.

Depending on contract terms and conditions, software license fees are recognized upon delivery of the product if no significant vendor obligations remain and collection of the resulting receivable is deemed probable. If significant vendor obligations exist at delivery and/or the product is subject to customer acceptance, revenue is deferred until no significant obligations remain and/or acceptance has occurred. If the payment of the license fee is coincident to services which are deemed to be essential to the transaction, the license fee is deferred and recognized using contract accounting over the period during which the services are performed. The Company's software licensing agreements provide for a warranty period (typically 90 days). The portion of the license fee associated with the warranty period is not material.


Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the related assets as follows: 24% per annum.


Product Development

Product development costs are charged to expense as incurred.

Income Taxes

Corporation tax is provided on taxable profits at the current rate.

Deferred tax (which arises from differences in the timing of recognition of items, principally depreciation in the accounts and the tax computation) is calculated using the liability method. Provision is made for all timing differences in full, and as such, there is no unprovided potential deferred tax liability.


Currency Translation

The results of operations are translated at average exchange rates during the year. The effects of exchange rate fluctuations in translating assets and liabilities of international operations into U.S. dollars are accumulated and reflected as accumulative translation adjustment in the statements of stockholders' equity. Transaction gains and losses are included in net income. There are no material transaction gains or losses in the accompanying financial statements for the periods presented.


2.   Property and Equipment
                                          June 30, 1996    1995    1994
Computers and related equipment                842         724     404
Furniture and fixtures                         404         373     238
Other                                           45          44      58
                                        -------------------------------
                                             1,291       1,141     700

Accumulated depreciation                      (684)       (530)   (334)
                                        -------------------------------
Net book value                                 607         611     366
                                        ===============================



3.  Accounts Payable and Accrued Expenses
                                          June 30, 1996    1995    1994
Accounts payable                               360         456     282
Accrued income taxes payable                     -         159      57
Other accrued liabilites                       726         613     400
                                        -------------------------------
                                             1,087       1,228     740
                                        ===============================


4.  Line of Credit
                                          June 30, 1996    1995    1994
Line of Credit                                 686         394     279
